FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 2006

                                     0-21749
                            (Commission File Number)

                          MOONEY AEROSPACE GROUP, LTD.
             (Exact name of registrant as specified in its charter)

             Delaware                                   95-4257380
      (State of Incorporation)              (IRS Employer Identification No.)

                165 Al Mooney Road North, Kerrville, Texas 78028
              (Address of registrant's principal executive office)


                                 (830) 896-6000
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17
                                  CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
                                 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the
                       Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01   CHANGE OF CONTROL OF REGISTRANT.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            On October 30, 2006, , Mooney Aerospace Group, Ltd. (the "Company") received notice from Alpha Capital Anstalt ("Alpha Capital") that it and other stockholders holding in excess of 90% of the Company's Common Stock had elected to merge MAG Holding Corp. with and into the Company and thereby consummate the privatization of the Company, including the delisting of the Company's Common Stock under the Securities Exchange Act of 1934, as amended. A copy of the Press Release is attached hereto as Exhibit 99.1 .

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibit is furnished with this report:

Exhibit Number        Description
--------------        -----------

99.1 Press Release dated October 30, 2006, reporting privatization of Mooney Aerospace Group, Ltd.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         MOONEY AEROSPACE GROUP, LTD.


Date:  October 30, 2006                By: /s/ Barry Hodkin
                                           -----------------
                                           Barry Hodkin, Chief Financial Officer